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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):

                                June 14, 2006

                     INTEGRATED PERFORMANCE SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


             New York                  000-30794               11-3042779
     (State of incorporation)     (Commission File No.)      (IRS Employer
                                                          Identification No.)

         901 Hensley Lane
           Wylie, Texas                                          75098
 (Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number, including area code:  (214) 291-1452

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.02  Results of Operations and Financial Condition.

      On June 14, 2006, Integrated Performance Systems, Inc. issued a press release announcing its financial and operational results for the quarterly period ended April 30, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


 Item 9.01  Financial Statements and Exhibits.

      (d)   Exhibits.

            Number    Description
            ------    ------------
            99.1      Press Release dated June 14, 2006 issued by
                      Integrated Performance Systems, Inc.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            INTEGRATED PERFORMANCE SYSTEMS, INC.


 Dated: June 20, 2006       By:  /s/ BRAD J. PETERS
                            -------------------------------------------------
                            Name:    Brad J. Peters
                            Title: Vice President and Chief Financial Officer

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                                EXHIBIT INDEX


 Exhibit No.    Description
 -----------    -----------
 99.1           Press Release dated June 14, 2006 issued by Integrated
                Performance Systems, Inc.